Financial Instruments - Summary of Quantitative Information About Offsetting of Derivative Financial Assets And Derivative Financial Liabilities (Details) - USD ($) $ in Millions	Mar. 31, 2019	Mar. 31, 2018
Disclosure Of Financial Instruments [Abstract]
Gross amount of recognized financial asset/liability	$ 48	$ 3
Amount set off		(1)
Net amount presented in balance sheet	48	2
Gross amount of recognized financial asset/liability	(2)	(7)
Amount set off		1
Net amount presented in balance sheet	$ (2)	$ (6)